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                                                                 EXHIBIT 10.12.2

                             SECOND AMENDMENT TO THE
                    AMENDED AND RESTATED ALLOCATION AGREEMENT

         This Second Amendment To The Amended And Restated Allocation Agreement ("Amendment") dated as of September 1, 2003 is effective as of the first day of the consolidated return year beginning January 1, 2003, by and among each of the undersigned parties.

                                    RECITALS

         A. Whereas, the parties have entered into an Amended and Restated Allocation Agreement, as amended, ("Agreement") and effective as of the first day of the consolidated return year beginning January 1, 2003;

         B. Whereas, Westcorp is the sole shareholder of WFS Receivables Corporation 4 ("WFSRC4");

         C. Whereas, the parties to the Agreement desire to amend the Agreement (i) to include WFSRC4 as a Company to the Agreement and (ii) to update the Exhibits to the Agreement.

                                    AGREEMENT

         In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

         1.       That WFSRC4 is hereby added as a Company to the Agreement;

         2. Exhibit A is hereby replaced by Exhibit A-1 and Exhibit B is hereby replaced by Exhibit B-2, attached hereto.

         3. Capitalized terms not defined herein shall have the meaning as set for the Agreement.

         4. Except as set forth herein, all terms and conditions of the Agreement shall remain in force and in effect.

         Wherefore, the undersigned have executed this Agreement on the date set forth below to be effective as of the date first set forth above.

WESTCORP

By: _________________________________________            Date: September__, 2003
         Thomas A. Wolfe, President

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WESTERN AUTO INVESTMENTS, INC.

By: _________________________________________            Date: September__, 2003
         John Coluccio, President

WESTRAN SERVICES CORP.

By: _________________________________________            Date: September__, 2003
         Shelley M. Chase, President

WESTERN FINANCIAL BANK

By  _________________________________________            Date: September__, 2003
         Thomas A. Wolfe, Vice Chairman &
         President

WFS FINANCIAL INC

By: _________________________________________            Date: September__, 2003
         Thomas A. Wolfe, President

WFS FINANCIAL AUTO LOANS, INC.

By: _________________________________________            Date: September__, 2003
         John Coluccio, President

WFS FINANCIAL AUTO LOANS 2, INC

By: _________________________________________            Date: September__, 2003
         John Coluccio, President

WFS INVESTMENTS, INC.

By: _________________________________________            Date: September__, 2003
         Thomas A. Wolfe, President

WFS FUNDING, INC.

By: _________________________________________            Date: September__, 2003
         John Coluccio, President

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WFS RECEIVABLES CORPORATION

By: _________________________________________            Date: September__, 2003
         John Coluccio, President

WESTFIN INSURANCE AGENCY, INC.

By: _________________________________________            Date: September__, 2003
         Thomas A. Wolfe, President

WESTHRIFT LIFE INSURANCE COMPANY

By: _________________________________________            Date: September__, 2003
         Shelley M. Chase, Vice President

THE HAMMOND COMPANY, THE MORTGAGE BANKERS

By: _________________________________________            Date: September__, 2003
         Thomas A. Wolfe, President & Chief
         Executive Officer

WFS WEB INVESTMENTS

By: _________________________________________            Date: September__, 2003
         Thomas Wolfe, President

WESTERN RECONVEYANCE COMPANY, INC.

By: _________________________________________            Date: September__, 2003
         J. Keith Palmer, President, Chief
         Executive Officer & Treasurer

WESTERN CONSUMER SERVICES, INC.

By: _________________________________________            Date: September__, 2003
         Mark Olson, Vice President & Controller

WESTERN CONSUMER PRODUCTS

By: _________________________________________            Date: September__, 2003
         Mark Marty, President

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WFS RECEIVABLES CORPORATION INC. 2

By: ________________________________________________     Date: September__, 2003
         Mark Olson, Vice President & Controller

WFS RECEIVABLES CORPORATION INC. 3

By: ________________________________________________     Date: September__, 2003
         J. Keith Palmer, Vice President & Treasurer

WFS RECEIVABLES CORPORATION INC. 4

By: ________________________________________________     Date: September__, 2003
         J. Keith Palmer, Vice President & Treasurer

                                       4